UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 9, 2009

CHINA HOLDINGS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33804	61-1533071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302)-295-4832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

In connection with the proposed acquisition, China Ceramics Co., Ltd., a wholly owned subsidiary of China Holdings Acquisition Corp. (“CHAC”), prepared a Registration Statement containing a proxy statement/prospectus. When completed, a definitive proxy statement/prospectus and a form of proxy will be mailed to the stockholders of CHAC seeking their approval of the transaction. Before making any voting decision, CHAC’s stockholders are urged to read the proxy statement / prospectus regarding the merger carefully and in its entirety because it will contain important information about the proposed merger.  CHAC’s stockholders will be able to obtain, without charge, a copy of the proxy statement/prospectus (when available) and other relevant documents filed with the U.S. Securities and Exchange Commission from the Commission’s website at http://www.sec.gov. CHAC’s stockholders will also be able to obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to Mark L. Wilson at China Holdings Acquisition  Corp., 1000 North West Street Suite 1200,  Wilmington, DE. 19801 or by telephone at (302) 295-4832.  CHAC and its directors and officers may be deemed to be participants in the solicitation of proxies from  CHAC’s stockholders with respect to the proposed merger.  Information about CHAC’s directors and executive officers and their ownership of  CHAC’s common stock is set forth in CHAC’s annual report on Form 10-K for the fiscal year ended December 31, 2008. Stockholders may obtain additional information regarding the interests of CHAC and its directors and executive officers in the merger, which may be different than those of  CHAC’s stockholders generally, by reading the proxy statement/prospectus filed under China Ceramics Co., Ltd. and other relevant documents regarding the proposed merger.

Item 8.01 Other Events

Commencing on November 9, 2009, China Holdings Acquisition Corp.(the “Company”) intends to use the materials attached hereto as Exhibit 99.1 to hold presentations for its stockholders and potential stockholders regarding its proposed acquisition of Jinjiang Hengda Ceramics Co., Ltd., a Chinese enterprise, as previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2009.  The materials attached as Exhibit 99.1 are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

No.	Description
99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009

CHINA HOLDINGS ACQUISITION CORP.

	By:	/s/ Paul K. Kelly
Name: Paul K. Kelly
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

No.	Description
99.1	Investor Presentation